                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Form S-8 Registration
Statement No.  333-60089 and Form S-3  Registration  Statement No.  333-40211 of
Community  Bank  Shares,  Inc.,  of our report  dated  January  25,  2002 on the consolidated  financial statements of Community Bank Shares, Inc. as of December
31,  2001 and for the year then ended as  included  in the  registrant's  annual report on Form 10-K.

Crowe, Chizek and Company LLP

Louisville, Kentucky
March 28, 2002